                                                                     Rule 497(e)
                                                              File No.: 811-5545
                                                                Registration No:
                                                                        33-21489



                           1ST SOURCE MONOGRAM FUNDS

                  1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND
                     1ST SOURCE MONOGRAM INCOME EQUITY FUND
                    1ST SOURCE MONOGRAM SPECIAL EQUITY FUND
                        1ST SOURCE MONOGRAM INCOME FUND

                         SUPPLEMENT DATED MAY 20, 1998,
                      TO PROSPECTUS DATED OCTOBER 31, 1997


     The third paragraph under the heading "INVESTMENT POLICIES" on page 2 of the Prospectus is deleted and is replaced with the following:

          Under normal market conditions, the Special Equity Fund will invest substantially all, but in no event less than 65%, of its total assets in equity securities issued by companies with market capitalizations ranging on average between $100 million and $2 billion and which are considered to have growth potential.

     The first sentence under the heading "THE SPECIAL EQUITY FUND" on pages 9 and 10 of the Prospectus is deleted and is replaced with the following:

          Under normal market conditions, the Special Equity Fund will invest substantially all, but in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks (i.e., convertible bonds, convertible preferred stock, options, warrants and rights), traded in U.S. markets, and issued by companies believed by the Adviser to exhibit an attractive outlook for growth in sales and earnings, with market capitalizations between $100 million and $2 billion and which are considered to have growth potential.

     The last two paragraphs under the heading "MANAGEMENT OF THE GROUP -- Investment Adviser" on page 32 of the Prospectus are deleted in their entirety and are replaced with the following:

          Effective April 3, 1998, Brian A. Bythrow joined the Adviser as a portfolio manager and became primarily responsible for the day-to-day management of the Special Equity Fund. Prior thereto and since May, 1996, Mr. Bythrow served as an equity analyst with First of America Investment Corp. From January, 1995 to May, 1996, Mr. Bythrow worked as a credit analyst with Shoreline Bank, and from July, 1994 to December, 1994, Mr. Bythrow was a financial adviser with Pentad Securities. Prior thereto, Mr. Bythrow served as an officer in the United States Air Force. Mr. Bythrow received his BS from the U.S. Air Force Academy and MBA from California State University Sacramento and is currently working on his Chartered Financial Analyst certification.

          Effective January 26, 1998, Pascal M. Romano became the portfolio manager of the Income Fund. Prior to that date, Mr. Romano had served as Assistant Vice President, Trust Officer and a portfolio manager with Citizens Banking Corporation since January, 1996. From 1985 to December, 1995, Mr. Romano was employed by Alexander Hamilton Life Insurance Company, where for the last three years he served as Assistant Vice President and a portfolio manager. Mr. Romano is a Chartered Financial Analyst and has over 13 years of investment management experience with an emphasis on fixed income securities.

     This Prospectus Supplement replaces and supersedes in its entirety the Prospectus Supplement dated as of February 3, 1998.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE